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EXHIBIT 32

CLEAN HARBORS, INC. AND SUBSIDIARIES

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. §1350, each of the undersigned certifies that, to his knowledge, this Quarterly Report on Form 10-Q for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Clean Harbors, Inc.

/s/ ALAN S. MCKIM Alan S. McKim Chief Executive Officer
Date: November 9, 2005
/s/ JAMES M. RUTLEDGE James M. Rutledge Executive Vice President and Chief Financial Officer
Date: November 9, 2005

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  EXHIBIT 32